UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2020

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	New York Stock Exchange
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

As previously disclosed, on May 22, 2020, Hertz Global Holdings, Inc. (the “Company” or “we”), The Hertz Corporation and certain of their direct and indirect subsidiaries in the United States and Canada (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases (the “Chapter 11 Cases”) for the Debtors. The Debtors are requesting joint administration of their Chapter 11 Cases under the caption “In re The Hertz Corporation, et al., Case No. 20-11218 MFW.”

Pursuant to the Operating Guidelines for Chapter 11 Cases issued by the Office of the United States Trustee for Region 3 for cases pending in the District of Delaware, shortly following the filing date of a Chapter 11 petition, debtors are required to submit to the United States Trustee and file with the Bankruptcy Court an Initial Report (the “Initial Report”).  On June 15, 2020, we filed our Initial Report with the United States Bankruptcy Court for the District of Delaware.

A copy of the Initial Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Hertz Global Holdings, Inc.’s and The Hertz Corporation’s Initial Report filed with the United States Bankruptcy Court for the District of Delaware

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity; the expected effects on our business, financial condition and results of operations due to the spread of the COVID-19 virus; the bankruptcy process; our ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the effects of the Chapter 11 Cases, including increased professional costs, on our liquidity, results of operations and business; our ability to comply with the continued listing criteria of the New York Stock Exchange (the “NYSE”) and risks arising from the potential suspension of trading of our common stock on, or delisting from, the NYSE; the effects of Chapter 11 on the interests of various constituents; and the ability to negotiate, develop, confirm and consummate a plan of reorganization. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 25, 2020, and quarterly reports on Form 10-Q filed subsequent thereto. We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this filing, and we undertake no obligation to update this information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION (each, a Registrant)

Dated: June 15, 2020	By:	/s/ JAMERE JACKSON
	Name:	Jamere Jackson
	Title:	Executive Vice President and Chief Financial Officer